EXHIBIT 32.1

CERTIFICATION OF PERIODIC FINANCIAL REPORTS

The undersigned hereby certify, pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. 1350), that to the best of their knowledge:

1. The Quarterly Report on Form 10-Q of CareCentric, Inc. for the quarterly period ended June 30, 2003, as filed August 7, 2003 with the Securities and Exchange Commission, fully complies with the requirements of Sections 13(a) of the Securities Exchange Act of 1934 (15 U.S.C. 78m); and

2. The information contained in the quarterly report fairly presents, in all material respects, the financial condition and results of operations of CareCentric, Inc.

Date: August 7, 2003                /s/ John R. Festa
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                                    John R. Festa, President and Chief Executive
                                    Officer of CareCentric, Inc.


Date: August 7, 2003                /s/ George M. Hare
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                                    George M. Hare, Senior Vice President and
                                    Chief Financial Officer of CareCentric, Inc.